VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

RE:	Separate Account VA GNY
File No. 811-22064, CIK 0001115572
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA Z, a unit investment trust registered under the Act, Recently mailed to its contract owners the annual reports for the following underlying management investment company: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I, Columbia Funds Variable Insurance Trust I, Fidelity Variable Insurance Products Fund, Franklin Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

On 3/9/09, Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207).

On 2/26/09, AIM Variable Insurance Funds, filed its annual report with the Commission via EDGAR (CIK: 0000896435).

On 2/23/09, AllianceBernstein Variable Products Series Fund, filed its annual report with the Commission via EDGAR (CIK: 0000825316).

On 2/27/2009, Columbia Funds Variable Insurance Trust, filed its annual report with the Commission via EDGAR (CIK: 0000815425).

On 2/29/2009, Columbia Funds Variable Insurance Trust I, filed its annual report with the Commission via EDGAR (CIK: 0001049787).

On 3/2/09, 3/6/09, 3/6/09, Fidelity Variable Insurance Products Fund, filed its annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

On 2/24/09, Franklin Templeton Variable Insurance Products filed its annual report with the Commission via EDGAR (CIK: 0000837274).

On 2/26/09, Janus Aspen Series filed its annual report with the Commission via EDGAR (CIK: 0000906185).

On 3/9/09, MFS Variable Insurance Trust, filed its annual report with the Commission via EDGAR (CIK: 0000918571).

On 2/25/09, Oppenheimer Variable Account Funds, filed its annual report with the Commission via EDGAR (CIK: 0000752737).

On 2/27/09, Putnam Variable Trust, filed its annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Financial Life Insurance Company